Exhibit 21.1

Jurisdiction of
Incorporation or
Subsidiary	Organization
7 Rod Real Estate North, a Limited Liability Company	WY
7 Rod Real Estate South, a Limited Liability Company	WY
A&R Insurance Enterprises, Inc.	FL
Abraham Chevrolet-Miami, Inc.	DE
Abraham Chevrolet-Tampa, Inc.	DE
ACER Fiduciary, Inc.	DE
Al Maroone Ford, LLC	DE
Albert Berry Motors, Inc.	TX
Allison Bavarian	CA
Allison Bavarian Holding, LLC	DE
All-State Rent A Car, Inc.	NV
American Way Motors, Inc.	TN
AN CJ of Valencia, Inc.	DE
AN Cadillac of WPB, LLC	DE
AN California Region Management, LLC	DE
AN Chevrolet — Arrowhead, Inc.	DE
AN Chevrolet of Phoenix, LLC	DE
AN Corpus Christi Chevrolet, LP	TX
AN Corpus Christi GP, LLC	DE
AN Corpus Christi Imports Adv. GP, LLC	DE
AN Corpus Christi Imports Adv., LP	TX
AN Corpus Christi Imports GP, LLC	DE
AN Corpus Christi Imports II GP, LLC	DE
AN Corpus Christi Imports II, LP	TX
AN Corpus Christi Imports, LP	TX
AN Corpus Christi T. Imports GP, LLC	DE
AN Corpus Christi T. Imports, LP	TX
AN County Line Ford, Inc.	TX
AN Dealership Holding Corp.	FL
AN East Central Region Management, LLC	DE
AN Florida Region Management, LLC	DE
AN Fremont Luxury Imports, Inc.	DE
AN Imports of Ft. Lauderdale, Inc.	DE
AN Imports of Henderson, LLC	DE
AN Imports of Lithia Springs, LLC	DE
AN Imports of Reno, LLC	DE
AN Imports on Weston Road, Inc.	FL
AN Luxury Imports GP, LLC	DE
AN Luxury Imports of Pembroke Pines, Inc.	DE
AN Luxury Imports of Sarasota, Inc.	DE
AN Luxury Imports, Ltd.	TX
AN Motors of Delray Beach, Inc.	DE
AN Motors of Scottsdale, LLC	DE
AN Pontiac GMC Houston North GP, LLC	DE
AN Pontiac GMC Houston North, LP	TX
AN Texas Region Management, Ltd.	TX
AN West Central Region Management, LLC	DE
AN/CF Acquisition Corp.	DE
AN/FMK Acquisition Corp.	DE

Jurisdiction of
Incorporation or
Subsidiary	Organization
AN/GMF, Inc.	DE
AN/MF Acquisition Corp.	DE
AN/MNI Acquisition Corp.	DE
AN/PF Acquisition Corp.	DE
AN/STD Acquisition Corp.	DE
Anderson Chevrolet	CA
Anderson Chevrolet — Los Gatos, Inc.	CA
Anderson Cupertino, Inc.	CA
Appleway Chevrolet, Inc.	WA
Atrium Restaurants, Inc.	FL
Auto Ad Agency, Inc.	MD
Auto By Internet, Inc.	FL
Auto Car Holding, LLC	DE
Auto Car, Inc.	CA
Auto Holding Corp.	DE
Auto Mission Holding, LLC	DE
Auto Mission Ltd.	CA
Auto West, Inc.	CA
Autohaus Holdings, Inc.	DE
AutoNation Benefits Company, Inc.	FL
AutoNation Cayman Insurance Company, Ltd.	Cayman Islands
AutoNation Corporate Management, LLC	DE
AutoNation Dodge of Pembroke Pines, Inc.	DE
AutoNation Enterprises Incorporated	FL
AutoNation Financial Services Corp.	DE
AutoNation Floor Plan Funding Corp.	DE
AutoNation Fort Worth Motors, Ltd.	TX
AutoNation GM GP, LLC	DE
AutoNation Holding Corp.	DE
AutoNation Imports of Katy GP, LLC	DE
AutoNation Imports of Katy, L.P.	TX
AutoNation Imports of Lithia Springs, Inc.	DE
AutoNation Imports of Longwood, Inc.	DE
AutoNation Imports of Palm Beach, Inc.	DE
AutoNation Imports of Winter Park, Inc.	DE
AutoNation Motors Holding Corp.	DE
AutoNation Motors of Lithia Springs, Inc.	DE
AutoNation North Texas Management GP, LLC	DE
AutoNation Northwest Management, LLC	DE
AutoNation Orlando Venture Holdings, Inc.	DE
AutoNation Realty Corporation	DE
AutoNation Receivables Corporation	DE
AutoNation Receivables Funding Corp.	DE
AutoNation USA of Perrine, Inc.	DE
AutoNation V. Imports of Delray Beach, LLC	DE
AutoNation Vermont, Inc.	VT
AutoNationDirect.com, Inc.	DE
Bankston Auto, Inc.	TX
Bankston Chrysler Jeep of Frisco, L.P.	TX
Bankston CJ GP, LLC	DE

Jurisdiction of
Incorporation or
Subsidiary	Organization
Bankston Ford of Frisco, Ltd. Co.	TX
Bankston Nissan in Irving, Inc.	TX
Bankston Nissan Lewisville GP, LLC	DE
Bankston Nissan Lewisville, Ltd.	TX
Bargain Rent-A-Car	CA
Batfish, LLC	CO
BBCSS, Inc.	AZ
Beach City Chevrolet Company, Inc.	CA
Beach City Holding, LLC	DE
Beacon Motors, Inc.	FL
Bell Dodge, L.L.C.	DE
Bengal Motor Company, Ltd.	FL
Bengal Motors, Inc.	FL
Bill Ayares Chevrolet, LLC	DE
Bledsoe Dodge, LLC	DE
Bob Townsend Ford, Inc.	DE
Body Shop Holding Corp.	DE
BOSC Automotive Realty, Inc.	DE
Boyland Auto Orlando, LLC	OR
Brown & Brown Chevrolet — Superstition Springs, LLC	AZ
Brown & Brown Chevrolet, Inc.	AZ
Brown & Brown Nissan Mesa, LLC	AZ
Brown & Brown Nissan, Inc.	AZ
Buick Mart Limited Partnership	GA
Bull Motors, LLC	DE
C. Garrett, Inc.	CO
Carlisle Motors, LLC	DE
Carwell Holding, LLC	DE
Carwell, LLC	DE
Cerritos Body Works Holding, LLC	DE
Cerritos Body Works, Inc.	CA
Cerritos Imports Holding, LLC	DE
Cerritos Imports, Inc.	DE
Champion Chevrolet Holding, LLC	DE
Champion Chevrolet, LLC	DE
Champion Ford, Inc.	TX
Charlie Hillard, Inc.	TX
Charlie Thomas Chevrolet GP, LLC	DE
Charlie Thomas Chevrolet, Ltd.	TX
Charlie Thomas Chrysler-Plymouth, Inc.	TX
Charlie Thomas’ Courtesy Ford, Ltd.	TX
Charlie Thomas’ Courtesy GP, LLC	DE
Charlie Thomas Courtesy Leasing, Inc.	TX
Charlie Thomas F. GP, LLC	DE
Charlie Thomas Ford, Ltd.	TX
Chesrown Auto, LLC	DE
Chesrown Chevrolet, LLC	DE
Chesrown Collision Center, Inc.	CO
Chesrown Ford, Inc.	CO
Chevrolet World, Inc.	FL
Chuck Clancy Ford of Marietta, LLC	DE

Jurisdiction of
Incorporation or
Subsidiary	Organization
CJ Valencia Holding, LLC	DE
Coastal Cadillac, Inc.	FL
Consumer Car Care Corporation	TN
Contemporary Cars, Inc.	FL
Cook-Whitehead Ford, Inc.	FL
Corporate Properties Holding, Inc.	DE
Costa Mesa Cars Holding, LLC	DE
Costa Mesa Cars, Inc.	CA
Courtesy Auto Group, Inc.	FL
Courtesy Broadway, LLC	CO
Covington Pike Motors, Inc.	TN
CT Intercontinental GP, LLC	DE
CT Intercontinental, Ltd.	TX
CT Motors, Inc.	TX
D/L Motor Company	FL
Deal Dodge of Des Plaines, Inc.	IL
Dealership Properties, Inc.	NV
Dealership Realty Corporation	TX
Desert Buick-GMC Trucks, L.L.C.	DE
Desert Chrysler-Plymouth, Inc.	DE
Desert Dodge, Inc.	NV
Desert GMC, L.L.C.	DE
Desert Lincoln-Mercury, Inc.	NV
Dobbs Brothers Buick-Pontiac, Inc.	TN
Dobbs Ford of Memphis, Inc.	DE
Dobbs Ford, Inc.	FL
Dobbs Mobile Bay, Inc.	AL
Dobbs Motors of Arizona, Inc.	AZ
Dodge of Bellevue, Inc.	DE
Don Mealey Chevrolet, Inc.	FL
Don Mealey Imports, Inc.	FL
Don-A-Vee Jeep Eagle, Inc.	CA
Downers Grove Dodge, Inc.	DE
Driver’s Mart Worldwide, Inc.	VA
Eastgate Ford, Inc.	OH
Ed Mullinax Ford, LLC	DE
Edgren Motor Company, Inc.	CA
Edgren Motor Holding, LLC	DE
El Monte Imports Holding, LLC	DE
El Monte Imports, Inc.	DE
El Monte Motors Holding, LLC	DE
El Monte Motors, Inc.	DE
Elmhurst Auto Mall, Inc.	IL
Emich Chrysler Plymouth, LLC	DE
Emich Dodge, LLC	DE
Emich Oldsmobile, LLC	DE
Emich Subaru West, LLC	DE
Empire Services Agency, Inc.	FL
Empire Warranty Corporation	FL
Empire Warranty Holding Company	FL
Financial Services GP, LLC	DE

Jurisdiction of
Incorporation or
Subsidiary	Organization
Financial Services, Ltd.	TX
First Team Automotive Corp.	DE
First Team Ford of Manatee, Ltd.	FL
First Team Ford, Ltd.	FL
First Team Imports, Ltd.	FL
First Team Jeep Eagle, Chrysler Plymouth, Ltd.	FL
First Team Management, Inc.	FL
First Team Premier, Ltd.	FL
Fit Kit Holding, LLC	DE
Fit Kit, Inc.	CA
Florida Auto Corp.	DE
Ford of Garden Grove Limited Partnership	GA
Ford of Kirkland, Inc.	WA
Fox Chevrolet, LLC	DE
Fox Imports, LLC	DE
Fox Motors, LLC	DE
Fred Oakley Motors, Inc.	DE
Fremont Luxury Imports Holding, LLC	DE
Ft. Lauderdale Nissan, Inc.	FL
G.B. Import Sales & Service Holding, LLC	DE
G.B. Import Sales & Service, LLC	DE
Gene Evans Ford, LLC	DE
George Sutherlin Nissan, LLC	DE
Government Boulevard Motors, Inc.	AL
Gulf Management, Inc.	FL
Hayward Dodge, Inc.	DE
Hillard Auto Group, Inc.	TX
Hollywood Imports Limited, Inc.	FL
Hollywood Kia, Inc.	FL
Horizon Chevrolet, Inc.	OH
House of Imports Holding, LLC	DE
House of Imports, Inc.	CA
Houston Auto M. Imports Greenway, Ltd.	TX
Houston Auto M. Imports North, Ltd.	TX
Houston Imports Greenway GP, LLC	DE
Houston Imports North GP, LLC	DE
Hub Motor Company, LLC	DE
Irvine Imports Holding, LLC	DE
Irvine Imports, Inc.	CA
Irvine Toyota/Nissan/Volvo Limited Partnership	GA
Jemautco, Inc.	OH
Jerry Gleason Chevrolet, Inc.	IL
Jerry Gleason Dodge, Inc.	IL
Jim Quinlan Chevrolet Co.	DE
Jim Quinlan, Ford Lincoln-Mercury, Inc.	FL
Joe MacPherson Ford	CA
Joe MacPherson Imports No. 1	CA
Joe MacPherson Infiniti	CA
Joe MacPherson Infiniti Holding, LLC	DE
Joe MacPherson Oldsmobile	CA
John M. Lance Ford, LLC	DE

Jurisdiction of
Incorporation or
Subsidiary	Organization
J-R Advertising Company	CO
J-R Motors Company North	CO
J-R Motors Company South	CO
JRJ Investments, Inc.	NV
J-R-M Motors Company Northwest, LLC	CO
Kenyon Dodge, Inc.	FL
King’s Crown Ford, Inc.	DE
Kirkland Pontiac-Buick-GMC, Inc.	WA
L.P. Evans Motors WPB, Inc.	FL
L.P. Evans Motors, Inc.	FL
Lance Children, Inc.	OH
Leesburg Imports, LLC	DE
Leesburg Motors, LLC	DE
Les Marks Chevrolet, Inc.	TX
Lew Webb’s Irvine Nissan Holding, LLC	DE
Lew Webb’s Ford, Inc.	CA
Lew Webb’s Irvine Nissan, Inc.	CA
Lewisville Imports GP, LLC	DE
Lewisville Imports, Ltd.	TX
Lexus of Cerritos Limited Partnership	GA
Lot 4 Real Estate Holdings, LLC	DE
M.L.F. Insurance Agency	OH
MacHoward Leasing	CA
MacHoward Leasing Holding, LLC	DE
MacPherson Enterprises, Inc.	CA
Magic Acquisition Corp.	DE
Magic Acquisition Holding, LLC	DE
Marks Family Dealerships, Inc.	TX
Marks Transport, Inc.	TX
Maroone Chevrolet Ft. Lauderdale, Inc.	FL
Maroone Chevrolet, LLC	DE
Maroone Dodge, LLC	DE
Maroone Ford, LLC	DE
Maroone Management Services, Inc.	FL
Maroone Oldsmobile, LLC	DE
MC/RII, LLC	OH
Mealey Holdings, Inc.	FL
Mechanical Warranty Protection, Inc.	FL
Metro Chrysler Jeep, Inc.	FL
Midway Chevrolet, Inc.	TX
Mike Hall Chevrolet, Inc.	DE
Mike Shad Chrysler Plymouth Jeep Eagle, Inc.	FL
Mike Shad Ford, Inc.	FL
Miller-Sutherlin Automotive, LLC	DE
Mission Blvd. Motors, Inc.	CA
Mr. Wheels Holding, LLC	DE
Mr. Wheels, Inc.	CA
Mullinax East, LLC	DE
Mullinax Ford North Canton, Inc.	OH
Mullinax Ford South, Inc.	FL
Mullinax Insurance Agency, Inc.	OH

Jurisdiction of
Incorporation or
Subsidiary	Organization
Mullinax Lincoln-Mercury, Inc.	DE
Mullinax of Mayfield, LLC	DE
Mullinax Used Cars, Inc.	OH
Naperville Imports, Inc.	DE
Newport Beach Cars Holding, LLC	DE
Newport Beach Cars, LLC	DE
Nichols Ford, Ltd.	TX
Nichols GP, LLC	DE
Nissan of Brandon, Inc.	FL
Northpoint Chevrolet, LLC	DE
Northpoint Ford, Inc.	DE
Northwest Financial Group, Inc.	WA
Ontario Dodge, Inc.	CA
Orange County Automotive Imports, LLC	DE
Payton-Wright Ford Sales, Inc.	TX
Peyton Cramer Automotive	CA
Peyton Cramer Automotive Holding, LLC	DE
Peyton Cramer F. Holding, LLC	DE
Peyton Cramer Ford	CA
Peyton Cramer Infiniti	CA
Peyton Cramer Infiniti Holding, LLC	DE
Peyton Cramer Jaguar	CA
Peyton Cramer Lincoln-Mercury	CA
Peyton Cramer LM Holding, LLC	DE
Pierce Automotive Corporation	AZ
Pierce, LLC	DE
Pitre Buick-Pontiac-GMC of Scottsdale, Inc.	DE
Pitre Chrysler-Plymouth-Jeep of Bell, Inc.	DE
Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.	DE
Pitre Isuzu-Subaru-Hyundai of Scottsdale, Inc.	DE
Plains Chevrolet GP, LLC	DE
Plains Chevrolet, Ltd.	TX
PMWQ, Inc.	NV
PMWQ, Ltd.	TX
Port City Imports, Inc.	TX
Port City Pontiac-GMC Trucks, Inc.	TX
Prime Auto Resources, Inc.	CA
Quality Nissan GP, LLC	DE
Quality Nissan, Ltd.	TX
Quinlan Motors, Inc.	FL
R. Coop Limited	CO
R.L. Buscher II, Inc.	CO
R.L. Buscher III, Inc.	CO
Real Estate Holdings, Inc.	FL
Republic DM Property Acquisition Corp.	DE
Republic Resources Company	DE
Republic Risk Management Services, Inc.	FL
Resources Aviation, Inc.	FL
RI Merger Corp.	CO
RI/ASC Acquisition Corp.	DE
RI/BB Acquisition Corp.	DE

Jurisdiction of
Incorporation or
Subsidiary	Organization
RI/BBNM Acquisition Corp	AZ
RI/BRC Real Estate Corp.	CA
RI/DM Acquisition Corp.	DE
RI/Hollywood Nissan Acquisition Corp.	DE
RI/LLC Acquisition Corp.	CO
RI/LLC-2 Acquisition Corp.	CO
RI/PII Acquisition Corp.	DE
RI/RMC Acquisition GP, LLC	DE
RI/RMC Acquisition, Ltd.	TX
RI/RMP Acquisition Corp.	DE
RI/RMT Acquisition GP, LLC	DE
RI/RMT Acquisition, Ltd.	TX
RI/WFI Acquisition Corporation	DE
RIVT I LLC	DE
RIVT I LP	DE
RIVT II LLC	DE
RIVT II LP	DE
RIVT Management, Inc.	DE
RKR Motors, Inc.	FL
Rosecrans Holdings, L.L.C.	DE
Rosecrans Investments, LLC	DE
Roseville Motor Corporation	CA
Roseville Motor Holding, LLC	DE
RRM Corporation	DE
RSHC, Inc.	DE
Sahara Imports, Inc.	NV
Sahara Nissan, Inc.	NV
Saul Chevrolet Holding, LLC	DE
Saul Chevrolet, Inc.	CA
SCM Realty, Inc.	FL
Security Insurance Agency, Inc.	MD
Service Station Holding Corp.	DE
Shamrock F. Holding, LLC	DE
Shamrock Ford, Inc.	CA
Six Jays LLC	CO
SMI Motors Holding, LLC	DE
SMI Motors, Inc.	CA
Smythe European Holding, LLC	DE
Smythe European, Inc.	CA
Southwest Dodge, LLC	DE
Spitfire Properties, Inc.	FL
Star Motors, LLC	DE
Steakley Chevrolet GP, LLC	DE
Steakley Chevrolet, Ltd.	TX
Steeplechase Motor Company	TX
Steve Moore Chevrolet Delray, LLC	DE
Steve Moore Chevrolet, LLC	DE
Steve Moore’s Buy-Right Auto Center, Inc.	FL
Steve Rayman Pontiac-Buick-GMC-Truck, LLC	DE
Stevens Creek Holding, LLC	DE
Stevens Creek Motors, Inc.	CA

Jurisdiction of
Incorporation or
Subsidiary	Organization
Sunrise Nissan of Jacksonville, Inc.	FL
Sunrise Nissan of Orange Park, Inc.	FL
Sunset Pontiac-GMC Truck South, Inc.	FL
Sunset Pontiac-GMC, Inc.	MI
Superior Nissan, Inc.	NC
Sutherlin Chrysler-Plymouth Jeep-Eagle, LLC	DE
Sutherlin H. Imports, LLC	DE
Sutherlin Imports, LLC	DE
Sutherlin Nissan, LLC	DE
Sutherlin Town Center, Inc.	GA
Tartan Advertising, Inc.	CA
Tasha Incorporated	CA
Taylor Jeep Eagle, LLC	DE
Team Dodge, Inc.	DE
Terry York Motor Cars Holding, LLC	DE
Terry York Motor Cars, Ltd.	CA
Texan Ford Sales, Ltd.	TX
Texan Ford, Inc.	TX
Texan Lincoln-Mercury, Inc.	DE
Texan Sales GP, LLC	DE
Texas Management Companies LP, LLC	DE
The Consulting Source, Inc.	FL
The Pierce Corporation II, Inc.	AZ
Tinley Park A. Imports, Inc.	DE
Tinley Park J. Imports, Inc.	DE
Tinley Park V. Imports, Inc.	DE
Torrance Nissan Holding, LLC	DE
Torrance Nissan, LLC	DE
Tousley Ford, Inc.	MN
Town & Country Chrysler Jeep, Inc.	DE
Toyota Cerritos Limited Partnership	GA
Triangle Corporation	DE
T-West Sales & Service, Inc.	NV
Valencia B. Imports Holding, LLC	DE
Valencia B. Imports, Inc.	DE
Valencia Dodge	CA
Valencia Dodge Holding, LLC	DE
Valencia H. Imports Holding, LLC	DE
Valencia H. Imports, Inc.	DE
Valley Chevrolet, LLC	DE
Vanderbeek Motors Holding, LLC	DE
Vanderbeek Motors, Inc.	CA
Vanderbeek Olds/GMC Truck, Inc.	CA
Vanderbeek Truck Holding, LLC	DE
Village Motors, LLC	DE
Vince Wiese Chevrolet, Inc.	DE
Vince Wiese Holding, LLC	DE
W.O. Bankston Lincoln-Mercury, Inc.	DE
W.O. Bankston Nissan, Inc.	TX
Wallace Dodge, LLC	DE
Wallace Ford, LLC	DE

Jurisdiction of
Incorporation or
Subsidiary	Organization
Wallace Lincoln-Mercury, LLC	DE
Wallace Nissan, LLC	DE
Webb Automotive Group, Inc.	CA
West Colton Cars, Inc.	CA
West Side Motors, Inc.	TN
Westgate Chevrolet GP, LLC	DE
Westgate Chevrolet, Ltd.	TX
Westmont A. Imports, Inc.	DE
Westmont B. Imports, Inc.	DE
Westmont M. Imports, Inc.	DE
Woody Capital Investment Company II	CO
Woody Capital Investment Company III	CO
Working Man’s Credit Plan, Inc.	TX
World Wide Warranty Co.	FL
York Enterprises Holding, LLC	DE
York Enterprises South, Inc.	CA